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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Commission file number 1-12753



DATE OF REPORT                                                JANUARY 23, 2002
(Date of earliest event reported)                             January 23, 2002




                           Fidelity Bancorp, Inc.
          (Exact name of registrant as specified in its charter)


                 Delaware                             36-3915246
         (State of Incorporation)          (I.R.S. Employer Identification No.)

                       5455 W. Belmont, Chicago, Illinois,  60641
                        (Address of principal executive offices)


                                   (773) 736-4414
                 (Registrant's telephone number, including area code)







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ITEM 5.  Other Events
         REGULATION FD DISCLOSURE.

         On January 23, 2002, the Registrant held its 2001 annual meeting for
         stockholders.   During this meeting, the Registrant's management
         discussed the financial results for the fiscal year ended September 30, 2001, as well as financial and strategic goals for 2002. Attached as exhibit 99.1 is a script prepared for use by Mr. Raymond Stolarzcyk, Chairman and Chief Executive Officer of the Registrant, and Mr. Thomas Bentel, President and Chief Operating Officer of the Registrant, and the attached is hereby incorporated by reference in
         Item 9. All information in the attached is as of January 23, 2002, and the Registrant does not assume any obligation to update said information in the future.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)   Financial Statements of Business Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               99.1 Script prepared for use on January 23, 2002 by Mr. Raymond Stolarczyk and Mr. Thomas Bentel, discussing financial results for the fiscal year ended September 30, 2001, and financial and strategic goals for fiscal year 2002.
























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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIDELITY BANCORP, INC.




Dated: January 23, 2002                      By:/s/ RAYMOND S. STOLARCZYK
                                             ____________________________

                                             Raymond S. Stolarczyk
                                             Chairman and
                                             Chief Executive Officer